                                                                  Execution Copy

                   AMENDMENT No. 3 dated as of June 22, 2001 (this "Amendment"), to the Receivables Transfer Agreement referred to below among MTSPC, INC.,(the "Transferor"), METALDYNE CORPORATION (f/k/a MascoTech, Inc.) (the "Parent"), individually, as Collection Agent and as Guarantor, PARK AVENUE RECEIVABLES CORPORATION ("PARCO"), and EIFFEL FUNDING, LLC ("Eiffel") (collectively, the "CP Conduit Purchasers"), THE CHASE MANHATTAN BANK, as Committed Purchaser and Funding Agent for PARCO ("Chase"), CDC FINANCIAL PRODUCTS INC., as Committed Purchaser and Funding Agent for Eiffel ("CDC") (collectively, the "Committed Purchasers"), and THE CHASE MANHATTAN BANK, as Administrative Agent.

         A. The Transferor, the Collection Agent, the Guarantor, PARCO, Chase and the Administrative Agent have entered into a Receivables Transfer Agreement dated as of November 28, 2000 (the "Receivables Transfer Agreement").

         B. The Transferor, the Collection Agent, the Guarantor, PARCO, Chase, Eiffel, CDC and the Administrative Agent have amended the Receivables Transfer Agreement as of December 15, 2000 (the "First Amendment") and as of March 23, 2001 (the "Second Amendment").

         C. The Transferor has asked to amend certain terms of the Receivables Transfer Agreement and the Transferor, the Collection Agent, the Guarantor, PARCO, Chase, Eiffel, CDC and the Administrative Agent are willing, on the terms and subject to the conditions set forth below, to amend the Receivables Transfer Agreement as provided herein.

         D. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Receivables Transfer Agreement.

         Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. Schedule A of the Receivables Transfer Agreement. (a) The definition of "Receivable" is hereby amended to read in its entirety as follows:

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                                                                               2

         "'Receivable' shall mean, the indebtedness owed to a Seller by an Obligor under a Contract and rights of payment and other payment obligations, whether consti tuting an account, chattel paper, instrument, investment property or general intangible, arising in connection with the sale or lease of merchandise or the rendering of services by the Seller, in its ordinary course of business and includes the right to payment of any Finance Charges and other obligations of such Obligor with respect thereto; provided that any obligation of any Person to pay for tooling or equipment purchased or built by Lester Precision Die Casting, Inc., DuPage Die Casting Corporation and/or Accura Tool and Mold, Inc. for the purpose of manufacturing products for such Person, including the right to payment of any interest, sales taxes, finance charges, returned check or late charges and other obligations of such Person with respect thereto shall not constitute a "Receivable". Notwithstanding the foregoing, once a Receivable has been deemed collected pursuant to Section 2.10 of the Receivables Transfer Agreement, it shall no longer constitute a Receivable under the Receivables Transfer Agreement."

         SECTION 2. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         SECTION 3. Expenses. The Transferor shall pay all out-of-pocket fees and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including the fees, disbursements and other charges of Cravath, Swaine & Moore, counsel for the Administrative Agent.

         SECTION 4. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Amendment by fax shall be as effective as delivery of a manually executed counterpart of this Amendment.

         SECTION 5. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

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                                                                               3

         SECTION 6. Effect of Amendment. Except as specifically amended or modified hereby, the Receivables Transfer Agreement, as previously amended by the First Amendment and the Second Amendment, shall continue in full force and effect in accordance with the provisions thereof. As used therein, the terms "Agreement", "herein", "hereunder", "hereinafter", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires, refer to the Receivables Transfer Agreement as amended hereby.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.


                                MTSPC, INC., as
                                      Transferor


                                  by
                                      -------------------------
                                      Name:
                                      Title:


                                METALDYNE CORPORATION (f/k/a/ MascoTech, Inc.),
                                      individually, as
                                      Collection Agent and as
                                      Guarantor


                                  by
                                      -------------------------
                                      Name:
                                      Title:

                                PARK AVENUE RECEIVABLES
                                CORPORATION, as
                                      CP Conduit Purchaser


                                  by
                                      -------------------------
                                      Name:
                                      Title:


                                THE CHASE MANHATTAN BANK, as
                                      Committed Purchaser for
                                      Park Avenue Receivables
                                      Corporation,


                                  by
                                      -------------------------
                                      Name:
                                      Title:


                                THE CHASE MANHATTAN BANK, as
                                      Funding Agent for Park
                                      Avenue Receivables
                                      Corporation,


                                  by
                                      -------------------------
                                      Name:
                                      Title:


                                THE CHASE MANHATTAN BANK, as
                                      Administrative Agent,

                                  by
                                      -------------------------
                                      Name:
                                      Title:

                                                                               5
                                EIFFEL FUNDING LLC,
                                      as CP Conduit Purchaser
                                by Global Securitization
                                      Services, LLC, its Manager


                                  by
                                      -------------------------
                                      Name:
                                      Title:


                                CDC FINANCIAL PRODUCTS INC.,
                                as Committed Purchaser for
                                Eiffel Funding, LLC


                                  by
                                      -------------------------
                                      Name:
                                      Title:

                                  by
                                      -------------------------
                                      Name:
                                      Title:

                                CDC FINANCIAL PRODUCTS, INC.,
                                as Funding Agent for
                                Eiffel Funding, LLC

                                  by
                                      -------------------------
                                      Name:
                                      Title:

                                  by
                                      -------------------------
                                      Name:
                                      Title: